UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

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THE EUROPEAN EQUITY FUND, INC.

(Name of Registrant as Specified In Its Charter)

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THE EUROPEAN EQUITY FUND, INC.

875 Third Avenue

New York, New York 10022

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

June 27, 2024

To the stockholders of The European Equity Fund, Inc.:

Notice is hereby given that the Annual Meeting of Stockholders (the “Meeting”) of The European Equity Fund, Inc. (“EEA,” or the “Fund”), a Maryland corporation, will be held at 10:30 a.m., New York time, on Thursday, June 27, 2024 at the offices of DWS Investment Management Americas, Inc., 875 Third Avenue, New York, New York 10022.

The Meeting will be held for the following purposes:

1. To elect two (2) Directors of the Fund, each to serve until the expiration of his or her term and until his or her successor is elected and qualifies.

2. To ratify the appointment by the Audit Committee and the Board of Directors of Ernst & Young LLP, an independent registered public accounting firm, as independent auditors for the Fund the fiscal year ending December 31, 2024.

3. To act upon, if properly presented, one stockholder proposal.

4. To transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.

Only holders of record of Common Stock of the Fund at the close of business on May 2, 2024 are entitled to notice of, and to vote at, this Meeting or any postponement or adjournment thereof. Proxies are being solicited on behalf of the Board of Directors of the Fund.

By Order of the Board of Directors

John Millette

Secretary

Dated: May 21, 2024

We urge you to mark, sign, date and mail the enclosed proxy card in the postage-paid envelope provided or to record your voting instructions by telephone or via the Internet so that you will be represented at the Meeting. If you complete and sign the proxy card (or tell us how you want to vote by voting by telephone or via the Internet), we will vote your shares exactly as you tell us. If you simply sign the proxy card, we will vote your shares in accordance with the Board’s recommendation on the Proposals. Your prompt return of the enclosed proxy card (or your voting by telephone or via the Internet) may prevent the necessity and expense of further solicitations. If you have any questions, please call Georgeson LLC, the Fund’s proxy solicitor, at the special toll-free number we have set up for you 1-866-529-2041, or contact your financial advisor.

THE EUROPEAN EQUITY FUND, INC.

875 Third Avenue

New York, New York 10022

Annual Meeting of Stockholders

June 27, 2024

PROXY STATEMENT

This Proxy Statement is furnished by the Board of Directors (the “Board of Directors” or “Board”) of The European Equity Fund, Inc., a Maryland corporation (“EEA,” or the “Fund”), in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders (the “Meeting”) to be held at 10:30 a.m., New York time, on Thursday, June 27, 2024 at the offices of DWS Investment Management Americas, Inc., 875 Third Avenue, New York, New York 10022. The purpose of the Meeting and the matters to be considered are set forth in the accompanying Notice of Annual Meeting of Stockholders.

The Meeting is being held to consider and to vote on the following proposals for the Fund, as indicated below and as described more fully herein, and such other matters as may properly come before the Meeting:

Proposal No. 1	To elect two (2) Directors of the Fund.
Proposal No. 2

To ratify the appointment by the Audit Committee and the Board of Directors of Ernst & Young LLP, an independent registered public accounting firm, as independent auditors for the Fund’s fiscal year ending December 31, 2024.

Proposal No. 3	To act upon, if properly presented, one stockholder proposal.

If the accompanying Proxy Card for the Fund is executed properly and returned, shares represented by it will be voted at the Meeting, and any postponement or adjournment thereof, in accordance with the instructions on the Proxy Card. However, if no instructions are specified, shares will be voted FOR the election of two (2) directors of the Fund nominated by the Board (“Proposal No. 1”); FOR the ratification of the appointment by the Audit Committee and the Board of Ernst & Young LLP, an independent public accounting firm, as independent auditors for the Fund (“Proposal No. 2”); and (3) Against the stockholder proposal regarding Board declassification (“Proposal 3”). A proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund, by submitting a subsequently executed and dated Proxy Card or by attending the Meeting and voting. Stockholders do not have dissenters’ rights of appraisal in connection with any of the matters to be voted on by the stockholders at the Meeting.

The close of business on May 2, 2024 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting. On that date, the Fund had 6,752,709.16 shares of Common Stock outstanding and entitled to vote. Each share will be entitled to one vote on each matter that comes before the Meeting and each fractional share will be entitled to a proportionate fractional share on each matter that comes before the Meeting. It is expected that the Notice of Annual Meeting, this Proxy Statement and the Proxy Card(s) will first be mailed to stockholders on or about May 24, 2024.

A quorum is necessary to hold a valid meeting. If stockholders entitled to cast one-third of all votes entitled to be cast at the Meeting are present in person or by proxy, a quorum will be established. The Fund intends to treat properly executed Proxy Cards that are marked “abstain” and broker non-votes (defined below) as present for the purposes of determining whether a quorum has been achieved at the Meeting. Each nominee for Director set forth in Proposal No. 1 shall be elected as a Director of the Fund if such nominee receives the affirmative vote of a majority of the total number of votes entitled to be cast at the Meeting, provided a quorum is present. Ratification of the appointment of Ernst & Young LLP as the Fund’s independent auditor for the current fiscal year requires the affirmative vote of a majority of the votes cast at the Meeting, provided a quorum for the Fund is present. Approval of the stockholder proposal asking the Fund to take steps to declassify the Board as set forth in Proposal 3 requires the affirmative vote of a majority of the votes cast at the Meeting, provided a quorum is present. A “broker non-vote” is deemed to have occurred when a proxy received from a broker indicates that the broker does not have discretionary authority to vote the shares on the matter. Because the election of a nominee for Director of a Fund requires the affirmative vote of a majority of the total number of votes entitled to be cast at the Meeting of the Fund, abstentions and broker non-votes will have the effect of votes “against” the nominee. Under Maryland law, abstentions do not constitute a vote “for” or “against” a matter and will be disregarded in determining the “votes cast” on an issue. A “broker non-vote” occurs when a broker holding shares for a beneficial owner does not vote on a particular matter because the broker does not have discretionary voting power with respect to that matter and has not received instructions from the beneficial owner.

In the event that (i) a quorum is not present at the Meeting; or (ii) a quorum is present but sufficient votes in favor of the position recommended by the Board for a proposal have not been timely received, the chairman of the Meeting may authorize, or the persons named as proxies may propose and vote for, one or more adjournments of the Meeting up to 120 days after the record date, with no other notice than an announcement at the Meeting, in order to permit further solicitation of proxies. Shares represented by proxies indicating a vote contrary to the position recommended by the Board for a proposal will be voted against adjournment of the Meeting.

PROPOSAL NO. 1:

ELECTION OF DIRECTORS

The Fund’s charter (the “Charter”) provides that the Board of Directors will be divided into three classes of directors (“Directors”) serving staggered three-year terms and until their successors are elected and qualify.

The term of office for Directors in Class I expires at the 2024 Annual Meeting, Class II at the next succeeding annual meeting and Class III at the following succeeding annual meeting. Two Class I nominees, Ms. Hepsen Uzcan and Mr. Christian M. Zügel, are proposed in this proxy statement for election to a three year term of office until the Annual Meeting of Stockholders in 2027 and until their respective successors are elected and qualify.

Should any vacancy occur on the Fund’s Board of Directors, the remaining Directors would be able to fill that vacancy by the affirmative vote of a majority of the remaining Direc-

tors in office, even if the remaining Directors do not constitute a quorum. Any Director elected by the Board to fill a vacancy would hold office until the remainder of the full term of the class of Directors in which the vacancy occurred and until a successor is elected and qualifies. If the size of the Board is increased, additional Directors will be apportioned among the three classes to make all classes as nearly equal as possible.

Unless authority is withheld, it is the intention of the persons named in the accompanying Proxy Card(s) to vote the shares represented by each Proxy for the election of the nominees listed above. Each nominee has indicated that he or she will serve as a Director if elected, but if any nominee should be unable to serve, shares represented by each Proxy will be voted for any other person determined by the persons named in Proxy Card(s) in accordance with their discretion. The Board of Directors has no reason to believe that any of the above nominees will be unable to serve as a Director.

BOARD OF DIRECTORS INFORMATION

The management of the business and affairs of the Fund is overseen by the Board of Directors. Directors who are not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”), are referred to as “Independent Directors,” and Directors who are “interested persons” of a Fund are referred to as “Interested Directors.” Certain information concerning the Fund’s governance structure and each Director is set forth below.

Experience, Skills, Attributes, and Qualifications of the Fund’s Directors. The Nominating and Governance Committee of the Board, which is composed entirely of Independent Directors, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current Directors for re-election by stockholders. When assessing a candidate for nomination it is the policy of the Nominating and Governance Committee to consider, amongst other criteria, whether the individual’s background, skills and experience will complement the background, skills and experience of other nominees and existing independent directors and will contribute to the diversity of the Board. The Nominating and Governance Committee assesses the effectiveness of this policy as part of its annual self-assessment. Additional information concerning the Nominating and Governance Committee’s consideration of nominees appears in the description of the Committee following the table below.

The Board has concluded, based on each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, that each Director is qualified and should serve or continue to serve as such, if willing. In determining that a particular Director was and continues to be qualified to serve as a Director, the Board has considered a variety of criteria, none of which, in isolation, was controlling. In addition, the Board has taken into account the actual service and commitment of each Director during his or her tenure (including the Director’s participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should continue to serve. Information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board’s conclusion that the Director should serve or continue to serve as a director of the Fund, is provided in the table following the “Risk Oversight” section below.

The Board believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the Fund and protecting the interests of stockholders. Among other attributes common to all Directors are their willingness and ability to commit the necessary time and attention to their duties as Directors, their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Directors), to interact effectively with each other and with DWS Investment Management Americas, Inc., the Fund’s administrator (the “Administrator”), DWS International GmbH, the Fund’s investment adviser (the “Investment Adviser”) and other service providers, counsel and the Fund’s independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. References to the experience, qualifications, attributes and skills of Directors, pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Director as having special expertise or experience and shall not be deemed to impose any greater responsibility or liability on any Director or on the Board by reason thereof.

Board Structure and Oversight Function. The Board is responsible for oversight of the Fund. The Fund has engaged the Administrator and the Investment Adviser to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Administrator and the Investment Adviser and the Fund’s other service providers in the operations of the Fund in accordance with the Fund’s investment objective and policies and otherwise in accordance with the requirements of the Investment Company Act and other applicable Federal and state securities and other laws, and the Fund’s Charter and Bylaws. The Board normally meets in person at regularly scheduled meetings four times throughout the year. In addition, the Directors may meet in person or by telephone or video conference at special meetings or on an informal basis at other times. The Independent Directors also regularly meet outside the presence of any representatives of the Administrator and the Investment Adviser. As described below, the Board has established four standing committees—the Audit, Nominating and Governance, Advisory and Valuation and Executive Committees—and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Each committee comprises only Independent Directors. Each year the Directors evaluate the performance of the Board and its committees. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Directors have also engaged independent legal counsel from time to time and may from time to time engage consultants and other advisors, to assist them in performing their oversight responsibilities.

The duties of the Chairman of the Board of Directors (the “Chairman”) include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Directors and management.

Risk Oversight. The Fund is subject to a number of risks, including investment, compliance and operational risks. Day-to-day risk management with respect to the Fund resides with the Administrator and the Investment Adviser or other service providers (depending on the nature of the risk), subject to supervision by the Administrator. The Board has charged the Investment Adviser and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrable and material adverse effects on the Fund; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

Risk oversight forms part of the Board’s general oversight of the Fund’s investment program and operations and is addressed as part of various regular Board and committee activities. Each of the Administrator, the Investment Adviser, and the Fund’s other principal service providers has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and other funds overseen by the Board in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Directors regularly receive reports from, among others, management, the Fund’s Chief Compliance Officer, their independent registered public accounting firm, counsel, and internal auditors for the Administrator, as appropriate, regarding risks faced by the Fund and the Administrator’s risk management programs.

Not all risks that may affect the Fund can be identified, and, therefore, controls cannot be developed to eliminate or mitigate their occurrence or effects. The processes and controls employed to address certain risks may be limited in their effectiveness. Also, some risks are simply beyond the reasonable control of the Fund or the Administrator, its affiliates or other service providers. Moreover, it is necessary to bear investment-related risks to achieve the Fund’s goals.

INFORMATION REGARDING DIRECTORS, NOMINEES AND OFFICERS

The following table shows certain information about the nominees for election as Directors and about Directors whose terms will continue, including beneficial ownership of Common Stock of the Fund, and about all officers of the Fund. All current Directors own shares of the Fund except for Ms. Fiona Flannery and Ms. Hepsen Uzcan. The Fund has elected to be subject to the statutory calculation, notification and publication requirements of the German Investment Tax Act (Investmentsteuergesetz) (the “Act”) for the fiscal year ended December 31, 2023 and intends to elect to be subject to the Act for its current fiscal year. Absent this election, Directors who are German residents would be subject to adverse German tax consequences if they owned shares of a fund organized outside of Germany, such as the Fund, that is not subject to German regulation or tax reporting. In light of the Fund’s election to be subject to the Act, the Board of Directors encourages all Directors of the Fund (including those who are German residents) to invest in the Fund.

Board Members/Nominees:

Name, Address(1) & Age	Principal Occupation(s) During Past Five Years or Longer and Other Relevant Qualifications*	Other Directorships of SEC Reporting Companies Held by Director/Nominee During Past Five Years(2)	Position(s) with the Fund(3), Length of Time Served, Position(s) Nominated for and Continuing Directorships	Shares of Common Stock Beneficially Owned at May 2, 2024(4)
Ms. Fiona Flannery, 56	Independent Non- Executive Director, Kefron Group (IT services company) (Dec 2023 to present) and Siol School Trust (registered Irish Charity) (March 2024 to present). Formerly, Chief Executive Officer of PFS Card Services Ireland Limited (pre-paid credit card service company) (October 2022 to December 2023); DEPFA Bank plc Chief Executive Officer (December 2014 to June 2022); DEPFA Group Chief Risk Officer and Executive Director (April 2010 to December 2014); and Executive Director DEPFA Pfandbrief Bank International SA Luxembourg (December 2011 to November 2019)	Director of The Central and Eastern Europe Fund, Inc. (since 2022) Director of The New Germany Fund, Inc. (since 2022)	Continuing Class II Director Since 2022	None

Dr. Holger Hatje, 65	Chairman of bank99 AG (Austrian retail bank); Member of the Supervisory Board of the IDEAL Insurance Group (since 2021); and member of the Supervisory Board of ABC Bank/ABC Finance/Bank II GmbH (since 2023). Formerly, Supervisory Director of Hertha BSC GmbH & Co. (German premier league football club) (2019 -2023); Chief Executive Officer (2006-2018) and Executive Director (2005), Berliner Volksbank eG (German regional co-operative bank); and Executive Director (2004-2005), Oldenburgische Landesbank AG (German regional bank). He previously held various senior positions at Dresdner Bank AG (German global bank) (1987-2003), and served as Supervisory Director of a number of German banking and charitable organizations	Director of The Central and Eastern Europe Fund, Inc. (since 2020) Director of The New Germany Fund, Inc. (since 2020)	Continuing Class II Director since 2020	1,308

Bernhard Koepp, 58	CEO & Managing Member, Cyrus J. Lawrence LLC (SEC registered investment advisor) (since 2014). Formerly, Senior Managing Director, ISI Group Inc. (RIA/broker-dealer) (1999-2014); Director, Asset Management Products Group, Deutsche Bank Securities (1993-1999); and Structured Finance Manager – Deutsche Bank AG London (1989-1993)	Chairman (since 2024) and Director of The Central and Eastern Europe Fund, Inc. (since 2022) Chairman (since 2024) and Director of The New Germany Fund, Inc. (since 2022)	Chairman (since 2024) and Continuing Class III Director since 2022	1,000

Name, Address(1) & Age	Principal Occupation(s) During Past Five Years or Longer and Other Relevant Qualifications*	Other Directorships of SEC Reporting Companies Held by Director/Nominee During Past Five Years(2)	Position(s) with the Fund(3), Length of Time Served, Position(s) Nominated for and Continuing Directorships	Shares of Common Stock Beneficially Owned at May 2, 2024(4)

Dr. Wolfgang Leoni, 67	Independent Consultant. Formerly, Managing Director of HQ Asset Management GmbH (2018-2022); Chief Executive Officer of Sal. Oppenheim Jr. & CIE. Komplementär AG, Cologne (Germany) (private bank) (2013—2017); Chairman of Sal. Oppenheim Jr. & CIE. Luxembourg S.A. (2013-2017); Chief Investment Officer and member of the Management Board of Sal. Oppenheim Jr. & CIE. Komplementär AG (2009-2013), Managing Director/CIO of Oppenheim Kapitalanlagegesellschaft MBH, Cologne (Germany) (investment company) (2007-2009), Managing Director/CIO of Lupus Alpha Alternative Solutions GMBH Frankfurt/M (investment company) (2006); Managing Director/CIO of DEKA Investment GMBH, Frankfurt/M (investment company) (2002-2006) and Managing Director/management board member (1996-2002)	Director of The Central and Eastern Europe Fund, Inc. (since 2017) Director of The New Germany Fund, Inc. (since 2017)	Continuing Class III Director since 2017	1,596

Christian M. Zügel, 63	Founder, Chief Investment Officer and Chairman of ZAIS Group, LLC (alternative credit manager) (since 1997) and Chairman of ZAIS Group Holdings, Inc. He is also a director or officer of various wholly owned affiliated companies and investment funds managed by ZAIS Group LLC or related companies. He also serves as Director of 1014 Inc. New York (charitable organization)(since 2019). Formerly, Director and Chairman of ZAIS Financial Corp. (publicly traded commercial mortgage real estate investment trust (2011-2016); and Green Dot Bioplastics (bioplastic material science company) (2022 -2024)	Director of Chairman of ZAIS Financial Corp. (publicly traded commercial mortgage real estate investment trust) (2011-2016) Director of The Central and Eastern Europe Fund, Inc. (since 2019) Director of The New Germany Fund, Inc. (since 2019)	Nominee for Class I Director to serve until the 2027 Annual Meeting. Class I Director since 2019	1,491

Name, Address(1) & Age	Principal Occupation(s) During Past Five Years or Longer and Other Relevant Qualifications*	Other Directorships of SEC Reporting Companies Held by Director/Nominee During Past Five Years(2)	Position(s) with the Fund(3), Length of Time Served, Position(s) Nominated for and Continuing Directorships	Shares of Common Stock Beneficially Owned at May 2, 2024(4)
Interested Directors

Ms. Hepsen Uzcan(5), 49	Head of Americas CEO Office (since 2023), DWS; Head of Product Americas (since 2021), DWS; Head of U.S. Mutual Funds (since 2021), DWS; Head of Fund Administration (since 2017), DWS; Director and Vice President, DWS Service Company (since 2018); Director and Vice President, DWS Investment Management Americas, Inc. (since 2023); Director and President, DB Investment Managers, Inc. (since 2018); Director of DWS USA Corporation (since 2023); Trustee, DBX Advisors, LLC (since 2023); Director of Cayman Real Assets Fund, Ltd. (since 2018); Director of Cayman Commodity Fund II, Ltd. (since 2018); and Chief Executive Officer and President, various DWS US registered investment companies advised by DWS Investment Management Americas, Inc. Ms. Uzcan also serves as Director of Episcopal Charities of New York (since 2018); and Director of ICI Mutual Insurance Company (since 2020). Formerly, Secretary, DWS USA Corporation (2018-2023); Assistant Secretary, DWS Investment Management Americas, Inc. (2018-2023); Assistant Clerk, DWS Trust Company (2020-2023); and Assistant Secretary, DWS Distributors, Inc. (2018—2023)	Director of The Central and Eastern Europe Fund, Inc. (since 2020) Director of The New Germany Fund, Inc. (since 2020)	Nominee for Class I Director to serve until the 2027 Annual Meeting. Class I Director since 2020	None

*

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s/Nominee’s qualifications to serve as a Director, which led (together with the Director’s/Nominee’s current and prior experience as a director of other SEC reporting companies, if any, as indicated elsewhere in the table) to the conclusion that each Director/Nominee should serve as a Director for the Fund.

Executive Officers(6)
Name, Address & Age	Position(s) with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years or Longer	Shares of Common Stock Beneficially Owned at May 2, 2024(4)
Hepsen Uzcan, 49 (7)(9)	Chief Executive Officer and President (formerly, Assistant Secretary 2013 to 2020)	Since 2017	Head of Americas CEO Office (since 2023), DWS; Head of Product Americas (since 2021), DWS; Head of U.S. Mutual Funds (since 2021), DWS; Head of Fund Administration (since 2017), DWS; Director and Vice President, DWS Service Company (since 2018); Director and Vice President, DWS Investment Management Americas, Inc. (since 2023); Director and President, DB Investment Managers, Inc. (since 2018); Director of DWS USA Corporation (since 2023); Trustee, DBX Advisors, LLC (since 2023); Director of Cayman Real Assets Fund, Ltd. (since 2018); Director of Cayman Commodity Fund II, Ltd. (since 2018); and Chief Executive Officer and President, various DWS US registered investment companies advised by DWS Investment Management Americas, Inc. Ms. Uzcan also serves as Director of Episcopal Charities of New York (since 2018); and Director of ICI Mutual Insurance Company (since 2020). Formerly, Secretary, DWS USA Corporation (2018-2023); Assistant Secretary, DWS Investment Management Americas, Inc. (2018-2023); Assistant Clerk, DWS Trust Company (2020-2023); and Assistant Secretary, DWS Distributors, Inc. (2018-2023)	None

Diane Kenneally, 58(8)	Chief Financial Officer and Treasurer	Since 2018	Fund Administration Treasurer’s Office, Head (since 2024), DWS; Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (since 2019); and Chief Financial Officer and Treasurer, various DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (since 2018). Formerly Co-Head of DWS Treasurer’s Office (2018-2024).	None

Sheila Cadogan, 58(9)	Assistant Treasurer	Since 2018	Fund Administration Treasurer’s Office, Head of Accounting and Vendor Oversight (since 2024), DWS; Director and Vice President, DWS Trust Company (since 2018); Assistant Treasurer, DBX ETF Trust (since 2019); and Assistant Treasurer, various DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (since 2017). Formerly Co-Head of DWS Treasurer’s Office (2018-2024).	None

Executive Officers(6)
Name, Address & Age	Position(s) with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years or Longer	Shares of Common Stock Beneficially Owned at May 2, 2024(4)

Caroline Pearson, 62(8)(9)	Chief Legal Officer	Since 2012	Legal (Co-Head Americas Legal, DWS (since 2024), Chief Legal Officer, DBX Advisors LLC (since 2019) Assistant Secretary, DBX ETF Trust (since 2020); and Chief Legal Officer, various DWS US registered investment companies advised by DWS Investment Management Americas, Inc. Formerly, Chief Legal Officer, DBX Strategic Advisors LLC (2020-2021); and Legal (Senior Team Lead), DWS (2020-2024).	None

Scott D. Hogan, 54(7)	Chief Compliance Officer	Since 2016	Anti-Financial Crime & Compliance US (Senior Team Lead), DWS; and Chief Compliance Officer, various DWS US registered investment companies advised by DWS Investment Management Americas, Inc.	None

Christian Rijs, 44(1)	Anti-Money Laundering Compliance Officer	Since 2021	Anti-Financial Crime and Compliance (Senior Team Lead), DWS; AML Officer, DWS Trust Company (since 2021); AML Officer, DBX ETF Trust (since 2021); and AML Officer, various DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (since 2021). Formerly, DWS UK & Ireland Head of Anti-Financial Crime and MLRO.	None

John Millette, 61(8)(10)	Secretary	Since 2006	Legal (Associate General Counsel), DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (since 2019); and Director and Vice President, DWS Trust Company; Director of Cayman Real Assets Fund, Ltd. (since 2018); Director of Cayman Commodity Fund II, Ltd. (since 2018); Vice President, DBX Advisors LLC (since 2021); Secretary, DBX ETF Trust (since 2020); and Vice President and Secretary, various DWS US registered investment companies advised by DWS Investment Management Americas, Inc. Formerly, Assistant Secretary, DBX ETF Trust (2019-2020).	None

Alyssa Asbury, 29(7)	Assistant Secretary	Since 2020	Fund Administration (Senior Specialist), DWS.	None

(1)	The mailing address of all directors with respect to operations of the Fund is c/o DWS Investment Management Americas, Inc., 875 Third Avenue, New York, New York 10022.

(2)	Directorships are for companies that file reports with the SEC.

(3)

Each current Director oversees 3 funds in the Fund Complex. The Fund Complex includes The Central and Eastern Europe Fund, Inc., The European Equity Fund, Inc. and The New Germany Fund, Inc., which are closed-end registered investment companies for which DWS Investment Management Americas, Inc. acts as Administrator and DWS International GmbH acts as Investment Adviser. It also includes 108 other open- and closed-end funds advised by wholly-owned entities of the DWS Group in the United States.

(4)

As of May 2, 2024, all Directors, Nominees for election and Executive Officers as a group (13 persons), owned 5,396 shares of the Fund, which constitutes less than 1% of the outstanding Common Stock of the Fund. Share numbers in this Proxy Statement have been rounded to the nearest whole share.

(5)

Indicates “Interested Person”, as defined in the Investment Company Act. Ms. Uzcan is an “interested” Director as a result of: her being an officer of the Fund and her ownership of securities of DWS Group, the indirect owner of the Investment Adviser of the Fund; and her ownership of shares of the indirect majority owner of DWS Group.

(6)

The officers of the Fund are elected annually by the Board of Directors at its meeting following the Annual Meeting of Stockholders. Each of Ms. Cadogan, Mr. Hogan, Ms. Kenneally, Mr. Millette, Mr. Rijs, Ms. Pearson, and Ms. Uzcan also serves as an officer of the other funds in the Fund Complex.

(7)	Address: 875 Third Avenue, New York, New York, 10022

(8)	Address: 100 Summer Street, Suite 800, Boston, Massachusetts 02110.

(9)	Indicates ownership of securities of Deutsche Bank AG or DWS Group either directly or through Deutsche Bank’s or DWS Group’s deferred compensation plan.

(10)

Mr. Millette has served as Secretary since January 1, 2011. He served as Assistant Secretary from July 14, 2006 to December 31, 2010 and as Secretary to the Fund from January 30, 2006 to July 13, 2006.

The following table contains additional information with respect to the beneficial ownership of equity securities by each Director in the Fund and, on an aggregated basis, in any registered investment companies overseen by the Director within the same Family of Investment Companies as the Fund:

Name of Director	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director in Family of Investment Companies(1),(2)
Fiona Flannery	None	None
Dr. Holger Hatje	$10,001-$50,000	$50,001-$100,000
Bernhard Koepp	$0-$10,000	$10,001-$50,000
Dr. Wolfgang Leoni	$10,001-$50,000	$10,001-$50,000
Hepsen Uzcan	None	None
Christian M. Zügel	$10,001-$50,000	over $100,000

(1)	Valuation date is May 2, 2024.
(2)

The Family of Investment Companies consists of The Central and Eastern Europe Fund, Inc., The European Equity Fund, Inc. and The New Germany Fund, Inc., which are closed-end funds that share the same investment adviser and administrator and hold themselves out as related companies.

The Board of Directors currently has four standing committees including an audit committee (the “Audit Committee”), an advisory and valuation committee (the “Advisory and Valuation Committee”), an executive committee (the “Executive Committee”) and a nominating and governance committee (the “Nominating and Governance Committee”) a valuation committee (the “Valuation Committee”). Effective January 1, 2024, the Board’s former valuation committee (the “Valuation Committee”) was combined with the former advisory committee (“Advisory Committee”). As the Fund has no employees, the Board of Directors has not established a compensation committee.

The Audit Committee, currently comprising Ms. Flannery (Chair), Dr. Hatje and Dr. Leoni, operates pursuant to a written charter which is available on the Fund’s website, https://fundsus.dws.com/en-us/products/closed-end-funds/EEA-the-european-equity-fund-inc./. The Audit Committee’s organization and responsibilities are contained in the Audit Committee Report, which is included in this Proxy Statement, and in its written charter. The members of the Audit Committee are “independent” as required by the independence standards of Rule 10A-3 under the Securities Exchange Act of 1934. The Board of Directors has determined that each member of the Audit Committee is financially literate and has determined that Ms. Flannery meets the requirements for an audit committee financial expert under the rules of the Securities and Exchange Commission (“SEC”). Although the Board has determined that Ms. Flannery meets the requirements for an audit committee financial expert, her responsibilities are the same as those of the other audit committee members. Ms. Flannery is not an auditor or accountant, she does not perform “field work” and is not a full-time employee. The SEC has stated: (i) that an audit committee member who is designated as an audit committee financial expert will not be deemed to be an “expert” for any purpose as a result of being identified as an audit committee financial expert; and (ii) that the designation or identification of a person as an audit committee financial expert does not: (A) impose on such person any duties, obligations, or liabilities that are greater than those imposed on such persons as members of the audit committee or board of directors in the absence of such designation or identification; or (B) affect the duties, obligations, or liability of any other member of the audit committee or the board of directors. The Audit Committee met four times during the Fund’s past fiscal year.

The Advisory and Valuation Committee, currently comprising Mr. Koepp (Chair), Dr. Hatje, Dr. Leoni and Mr. Zügel, (i) makes recommendations to the full Board with respect to the Administration Agreement between the Fund and DWS Investment Management Americas, Inc., and the Investment Advisory Agreement between the Fund and DWS International GmbH; and (ii) reviews the Fund’s valuation procedures and makes recommendations with respect thereto and, to the extent required by such procedures, determines the fair value of the Fund’s securities or other assets. The Advisory Committee met two times during the Fund’s past fiscal year. The Valuation Committee met one time during the Fund’s past fiscal year.

The Executive Committee, currently comprising Mr. Zügel (Chair), Ms. Flannery and Mr. Koepp, has the authority to act for the Board on all matters between meetings of the Board subject to any limitations under applicable state law. The Executive Committee did not meet during the Fund’s past fiscal year.

The Nominating and Governance Committee, currently comprising Dr. Hatje (Chair), Ms. Flannery and Mr. Zügel, operates pursuant to a written charter which is available on the Fund’s website, https://fundsus.dws.com/en-us/products/closed-end-funds/EEA-the-european-equity-fund-inc./. The Board has determined that each of the members of the Nominating and

Governance Committee is not an “interested person” as the term is defined in Section 2(a)(19) of the Investment Company Act. Generally, the Nominating and Governance Committee identifies, evaluates and selects and nominates, or recommends to the Board of Directors, candidates for the Board or any committee of the Board, and also advises the Board regarding governance matters generally and confirms that the Board and Audit Committee undertake annual self-evaluations. To be eligible for nomination as a Director a person must, at the time of such person’s nomination, have Relevant Experience and Country Knowledge and must not have any Conflict of Interest, as those terms are defined in the Fund’s Bylaws. The relevant portions of the Fund’s Bylaws describing these requirements are included as Annex A. The Nominating and Governance Committee may also take into account additional factors listed in the Nominating and Governance Committee Charter, which generally relate to the nominee’s industry knowledge, business experience, education, ethical reputation, special skills, ability to work well in group settings and the ability to qualify as an “independent director”. When assessing a candidate for nomination, the Nominating and Governance Committee considers whether the individual’s background, skills and experience will complement the background, skills and experience of other nominees and will contribute to the diversity of the Board.

The Nominating and Governance Committee will consider nominee candidates properly submitted by stockholders in accordance with applicable law, the Fund’s Charter or Bylaws, resolutions of the Board and the qualifications and procedures set forth in the Nominating and Governance Committee Charter, which is available on the Fund’s website at the website address noted above. A stockholder or group of stockholders seeking to submit a nominee candidate for the Fund (i) must have beneficially owned at least 1% of the Fund’s common stock for at least two years, (ii) may submit only one nominee candidate for any particular meeting of stockholders, and (iii) may submit a nominee candidate for only an annual meeting or other meeting of stockholders at which directors will be elected. The stockholder or group of stockholders must provide notice of the proposed nominee pursuant to the requirements found in the Fund’s Bylaws. Generally, this notice must be received not less than 120 days nor more than 150 days prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting. Such notice shall include the specific information required by the Fund’s Bylaws. The relevant portions describing these requirements also are included as Annex A. The Nominating and Governance Committee will evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources. The Nominating and Governance Committee met two times during the Fund’s past fiscal year.

In accordance with its charter, the Nominating and Governance Committee reviews each Director’s affiliations and relationships for purposes of determining whether or not the Director qualifies as an “independent director.” The Nominating and Governance Committee also considers each Director’s independence more generally, as well as various governance “best practices.”

The Nominating and Governance Committee has concluded that each Director other than Ms. Uzcan is an “independent director.” The Nominating and Governance Committee based its conclusion, in part, on its observation that such Directors regularly demonstrate their independence by their questioning and challenging of management at and between Board meetings. The Nominating and Governance Committee also noted that none of the Directors or nominees for Director currently serves on the board of more than three registered investment companies advised by the investment adviser. The Nominating and Governance Committee also believes that the receipt of compensation for service as a Director does not adversely affect the independence of any Director’s character and judgment and notes that fund industry “best practices” encourage service on multiple boards.

All members on each of the five committees of the Board are not “interested persons” as the term is defined in the Investment Company Act.

During the Fund’s past fiscal year, the Board of Directors had four regular meetings. Each incumbent Director who served as a Director during the past fiscal year attended at least 75% of the aggregate number of meetings of the Board and of the respective Committees on which he or she served. The Board has a policy that encourages Directors to attend the Annual Meeting of Stockholders, to the extent that travel to the Annual Meeting of Stockholders is reasonable for that Director or, in the case of a meeting that is held virtually, it is convenient for that Director to attend. Two Directors attended the 2023 Annual Meeting of Stockholders.

To communicate with the Board of Directors or an individual Director of the Fund, a stockholder must send a written communication to the Fund’s Secretary at DWS Investment Management Americas, Inc., 100 Summer Street, Suite 800, Boston, MA 02110 (c/o the Fund), addressed to (i) the Board of Directors of the Fund or an individual Director, and (ii) the Secretary of the Fund. The Secretary of the Fund will direct the correspondence to the appropriate parties.

The Fund pays each of its Directors who is not an interested person of the Fund, of the Investment Adviser or of the Administrator an annual fee of $8,000 plus $1,167 for each Board meeting and $917 for each Committee meeting attended ($500 for attendance at Advisory and Valuation Committee meetings for Directors who are not members of the Committee). The Fund reimburses the Directors (except for those employed by the DWS Group) for travel expenses in connection with Board meetings. The Chair of the Audit Committee and Nominating and Governance Committee each receives an additional annual retainer of $4,000 and $3,000, respectively. The Fund does not provide compensation in the form of pension or other retirement benefits to any of the Directors. Currently, the Fund, together with The Central and Eastern Europe Fund, Inc., and The New Germany Fund, Inc., and 108 other open- and closed-end funds advised by wholly owned entities of the DWS Group in the United States, represent the entire Fund Complex within the meaning of the applicable rules and regulations of the SEC.

The following table sets forth (a) the aggregate compensation from the Fund for the fiscal year ended December 31, 2023, and (b) the total compensation from the Fund Complex for the 2023 calendar year, (i) for each Director who is not an interested person of the Fund, and (ii) for all such Directors as a group.

Name of Director	Aggregate Compensation from Fund	Total Compensation from Fund Complex
Fiona Flannery	$10,988	$42,206
Dr. Holger Hatje	$9,940	$38,103
Bernhard Koepp	$9,656	$36,895
Dr. Wolfgang Leoni	$9,374	$35,789
Christian M. Zügel	$9,432	$35,912

Total	$49,389	$189,906

No compensation is paid by the Fund to Directors who are interested persons of the Fund or of any entity of the DWS Group or to officers.

THE BOARD OF THE FUND UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL NO. 1.

Required Vote. Provided a quorum has been established, for the Fund the affirmative vote of a majority of the votes entitled to be cast at the Meeting is required for the election of each Director. For purposes of the election of Directors, abstentions and broker non-votes will have the same effect as a vote against a Director.

PROPOSAL NO. 2:

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee has approved Ernst & Young LLP (“EY”), an independent registered public accounting firm, as independent auditors for the fiscal year ending December 31, 2024. A majority of the members of the Board of Directors, including a majority of the members of the Board of Directors who are not “interested” Directors (as defined in the Investment Company Act) of the Fund, have ratified the appointment of EY as the Fund’s independent auditors for the Fund’s current fiscal year.

Neither the Charter nor Bylaws of the Fund requires that the stockholders ratify the appointment of EY as the Fund’s independent auditors. We are doing so because we believe it is a matter of good corporate practice. If the stockholders do not ratify the appointment, the Audit Committee and the Board of Directors will reconsider whether to retain EY, but may retain such independent auditors. Even if the appointment is ratified, the Audit Committee and the Board of Directors in their discretion may change the appointment at any time during the year if they determine that such change would be in the best interests of the Fund and its stockholders. It is intended that the persons named in the accompanying Proxy Card(s) will vote for the ratification of the appointment of EY as the Fund’s independent auditors. A representative of EY will be present at the Meeting, will have the opportunity to make a statement and is expected to be available to answer appropriate questions concerning the Fund’s financial statements.

THE BOARD OF THE FUND UNANIMOUSLY RECOMMENDS

A VOTE FOR PROPOSAL NO. 2.

Required Vote. Provided a quorum has been established, the affirmative vote of a majority of the votes cast at the Meeting is required for the ratification of the appointment by the Audit Committee and the Board of Directors of EY as independent auditors for the Fund for its 2024 fiscal year. For purposes of Proposal No. 2, abstentions and broker non-votes will have no effect on the result of the vote.

INFORMATION WITH RESPECT TO THE FUND’S INDEPENDENT AUDITORS

The following tables shows the fees EY billed to the Fund during the Fund’s two most recent fiscal years: (i) for audit and non-audit services provided to the Fund, and (ii) for engagements for non-audit services pre-approved by the Audit Committee for the Fund’s

Investment Adviser and Administrator and certain entities controlling, controlled by, or under common control with the Investment Adviser and Administrator that provide ongoing services to the Fund (collectively, the “Adviser Entities”), which engagements relate directly to the operations and financial reporting of the Fund. The Audit Committee of the Board reviews, at least annually, whether the Fund’s independent auditor’s receipt of non-audit fees from the Fund, the Fund’s Investment Adviser, the Fund’s Administrator and all Adviser Entities is compatible with maintaining the independent auditor’s independence.

	Audit Fees(1)	Audit Related Fees(2)		Tax Fees(3)		All Other Fees(4)
Fiscal Year	Fund	Fund	Adviser Entities	Fund	Adviser Entities	Fund	Adviser Entities
2023	$42,722	$0	$0	$5,969	$424,143	$0	$0
2022	$42,722	$0	$0	$7,880	$148,212	$0	$0

(1)

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees.”

(3)	“Tax Fees-Advisor Entities” were billed by EY in connection with tax compliance services and agreed upon procedures.

(4)

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees,” “Audit Related Fees” and “Tax Fees.” All Other Fees Billed to the Fund were for services associated with foreign tax filings and such fees were billed by EY for fiscal 2022 and 2023.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must pre-approve (i) all services to be performed for the Fund by the Fund’s independent auditors and (ii) all non-audit services to be performed by the Fund’s independent auditors for the Fund’s Investment Adviser or any Adviser Entities with respect to operations and financial reporting of the Fund, and all of the engagements reflected in the table above were pre-approved by the Audit Committee. Any member of the Audit Committee may pre-approve any audit or non-audit services to be performed by the independent auditors, provided that any such approvals are presented to the Audit Committee at its next scheduled meeting. The auditors shall report to the Audit Committee at each of its regular meetings all audit or non-audit services to the Fund and all non-audit services to the Adviser Entities that relate directly to the Fund’s operations and financial reporting initiated since the last such report was rendered, including a general description of the services and projected fees and the means by which such services were approved by the Audit Committee.

All Non-Audit Fees. The tables below show the aggregate non-audit fees billed by EY during the Fund’s last two fiscal years for services rendered to the Fund and to the Adviser Entities that provide ongoing services to the Fund, whether or not such engagements relate directly to the operations and financial reporting of the Fund. The non-audit fees for the 2023 fiscal year reflect timing differences regarding the rendering of statements for services performed.

Fiscal Year	Aggregate Non-Audit Fees
2023	$430,112
2022	$156,092

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DWS Investment Management Americas, Inc. (“DIMA” or the “Administrator”) and other related entities.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the Fund’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm’s hours spent on auditing the Fund’s financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

In connection with the audit of the 2022 and 2023 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Fund’s Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided thereunder.

Pursuant to Public Company Accounting Oversight Board (“PCAOB”) Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the Fund, or persons in financial reporting oversight roles at the Fund that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter, individually and in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue act as the Independent Registered Public Accounting Firm for the Fund.

EY advised the Fund’s Audit Committee that various covered persons within EY’s affiliates held investments in, or had other financial relationships with, entities within the “investment company complex” (as defined in Regulation S-X) of which the Fund is a part (the “Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any investments in the Fund or any professionals who were part of the audit engagement team for the Fund. In addition, EY noted that the independence breaches did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.

AUDIT COMMITTEE REPORT

The purposes of the Audit Committee are: (1) to assist the Board of Directors in its oversight of (i) the integrity of the Fund’s financial statements; (ii) the Fund’s compliance with legal and regulatory requirements; (iii) the independent auditors’ qualifications and independence; and (iv) the performance of the independent auditors; and (2) to prepare this report. The Audit Committee assists the Board of Directors in its oversight of the Fund’s policies and practices with respect to accounting, financial reporting, internal control over financial reporting, independent audits, and risk management. The Audit Committee regularly discusses the Fund’s most significant risk exposures and the steps management has taken to monitor and control such exposures. Each Member of the Audit Committee is “independent,” as required by the independence standards of Rule 10A-3 under the Securities Exchange Act of 1934. The Audit Committee operates pursuant to a written charter. As set forth in the Audit Committee Charter, management of the Fund and applicable service providers are responsible for the preparation, presentation and integrity of the Fund’s financial statements and for the effectiveness of internal control over financial reporting. Management and applicable service providers are responsible for maintaining appropriate accounting and financial reporting principles and policies and internal control over financial reporting and other procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out a proper audit of the Fund’s annual financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the independent auditors of the Fund. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by PCAOB Rule 3526 (Communication with Audit Committees Concerning Independence), as currently in effect. The Audit Committee has also considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent auditors to the Fund’s investment adviser, administrator or to any entity controlling, controlled by or under common control with the Fund’s investment adviser or administrator that provides ongoing services to the Fund is compatible with maintaining the auditors’ independence. During the past fiscal year, no non-audit services that were not pre-approved by the Audit Committee were provided by the Fund’s independent auditors. Finally, the Audit Committee has received the written disclosures and the letter from the independent auditors required by PCAOB Rule 3526, Communication with Audit Committees Concerning Independence, as currently in effect, and has discussed with the auditors their independence. The Fund’s Audit Committee also discussed with the independent auditors the matters required to be discussed by Auditing Standard No. 16 (Communications With Audit Committees).

The members of the Audit Committee are not full-time employees of the Fund and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent auditors. Accordingly, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund’s auditors are in fact “independent.”

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Charter, the Audit Committee recommended to the Board of Directors of the Fund that the audited financial statements of the Fund be included in the Fund’s annual report to stockholders for the fiscal year ended December 31, 2023.

Submitted by the Audit Committee

of the Fund’s Board of Directors

Fionna Flannery, Chair

Holger Hatje

Wolfgang Leoni

PROPOSAL No. 3:

STOCKHOLDER PROPOSAL REGARDING BOARD DECLASSIFICATION

If properly presented for consideration at the Meeting, Proposal 3 will allow stockholders of the Fund to vote on a proposal by a stockholder asking the Fund to take steps to declassify the Board of Directors.

A beneficial owner (the “Proponent”) of Common Stock of the Fund has informed the Fund that he intends to present the following proposal to stockholders for action at the Meeting. The proponent’s name and address and the number of shares owned by him will be furnished by the Secretary of the Fund upon request. The Proponent’s supporting statement for his proposal appears immediately after the proposal.

“Proposal 3 — Elect each Director Annually as Recommended by EEA Board in 2016” RESOLVED, shareholders ask that our Company take all the steps necessary to reorganize the Board of Directors into one class with each director subject to election each year for a one-year term.

STOCKHOLDER’S SUPPORTING STATEMENT

“Although our management can adopt this proposal topic in one-year and implementation in one-year is a best practice, this proposal allows the option to phase in over 3-years.”

“Classified Boards like The European Equity Fund Board have been found to be one of 6 entrenching mechanisms that are negatively related to company performance according to

“What Matters in Corporate Governance” by Lucien Bebchuk, Alma Cohen and Allen Ferrell of Harvard Law School.”

“Arthur Levitt, former Chairman of the Securities and Exchange Commission said, “In my view it’s best for the investor if the entire board is elected once a year. Without annual election of each director shareholders have far less control over who represents them.”

“A total of 79 S&P 500 and Fortune 500 companies, worth more than $1 trillion dollars, also adopted this important proposal topic since 2012. Annual election of each director could make directors more accountable, and thereby contribute to improved performance and increased company value at virtually no extra cost to shareholders. Thus it was no surprise that this proposal topic won 96%-support at United Therapeutics Corporation in 2019.”

“The EEA Board of Directors supported this topic at our 2016 annual meeting. 83% of EEA shares then voted in favor. EEA management failed to follow through and take the necessary steps for adoption of this proposal topic by EEA.”

“Meanwhile management has not cited any evidence that any independent proxy advisor has any sort of blanket recommendation that Closed-End Investment Companies should be exempt from the topic of this proposal. Shareholders who have access to independent proxy voting advice are overwhelming in favor of this topic. Unfortunately most retail shareholder do not have access to independent proxy voting advice.”

“With the current 33-year terms for directors a director who is routinely absent from Board of Directors meetings could escape a wake-up shareholder vote for 3 long years. Thus the outdated 3-year terms for directors opens the gate for poor director performance.”

“Please vote yes:”

“Elect Each Director Annually as Recommended by EEA Management in 2016 — Proposal 3”

End of Proposal and Supporting Statement

For the reasons discussed below your Board of Directors unanimously opposes this Proposal and strongly urges all stockholders to vote AGAINST Proposal 3 on the Proxy Card. Please read carefully the discussion below.

OPPOSING STATEMENT OF YOUR BOARD OF DIRECTORS

The Fund’s Board has carefully considered the stockholder proposal and the arguments for and against a classified board. The Board continues to believe that a classified board structure is in the best interests of the Fund and its stockholders and opposes the stockholder proposal for the reasons discussed below. The Board noted that similar proposals made by the Proponent in 2022, 2021 and 2020 (not mentioned in the Proponent’s supporting statement) were unanimously opposed by the Board and were rejected by over 64% of the votes cast by stockholders at the Fund’s Annual Meeting held on June 23, 2022, 66% of the votes cast by stockholders at the Fund’s Annual Meeting held on June 24, 2021, and over 56% of the votes cast by stockholders at the Fund’s Annual Meeting held on June 25, 2020. The Board also noted that although the Board submitted Articles of Amendment to the Fund’s charter to eliminate the classification of the Board to the 2016 Annual Meeting after the passage of a de-classification proposal at the Fund’s 2015 Annual Meeting, such proposal did not receive support from holders of a majority of the votes entitled to be cast, and therefore was not approved by stockholders under Maryland law (notwithstanding support of the proposal by a majority of votes cast at the meeting). The Board further noted that the Proponent declined to address various misleading statements and material omissions (including the statement’s failure to mention the 2022, 2021 and 2020 votes against the proposal) in his supporting statement in response to a request by the Fund.

The Fund’s Articles of Incorporation and Bylaws currently provide for the Directors to be classified into three classes, and the Directors of each class are elected to hold office for a term expiring at the annual meeting of stockholders held in the third year of their terms and until their successors have been duly elected and qualified. The term of office for Directors in Class I expires at the 2024 Annual Meeting, Class II at the next succeeding annual meeting and Class III at the following succeeding annual meeting. This current classified board structure has been in place since 1987.

Stability and Continuity. The classified board is designed to promote stability and continuity in the management of the Fund by ensuring that a majority of the Fund’s Directors at any given time have prior experience as Directors of the Fund. Under the classified board structure, only those Directors in a single class may potentially be replaced in any one year, and it would require potentially two years to change a majority of the Board. The Board believes that Directors who have experience with the Fund and knowledge about the Fund’s portfolio management, regulatory and compliance requirements and other aspects of its operations are a valuable resource in the oversight of management of the Fund. The Board also believes that an abrupt change in the Fund’s Board could impair the orderly operation and oversight of the Fund. The Board also believes that a classified board:

•	Enhances the independence of the Non-Interested Directors by providing them with an assured three-year term of office (absent any basis for removal) rather than just a one-year term.

•

Strengthens the Fund’s ability to attract and retain highly-qualified Directors who are willing to make a multi-year commitment to the Fund and its stockholders and to develop a deep understanding of the Fund.

•	Allows new Directors an opportunity to gain knowledge about the Fund while serving with continuing Directors.

Accountability to Stockholders. The Board believes that Directors elected to a classified board are no less accountable or responsive to stockholders than they would be if elected annually. A Director has the same fiduciary duties to the Fund, regardless of how often he or she stands for election. The Board has implemented broad measures to ensure accountability of Directors, by providing for annual evaluations of Director independence and an annual self-assessment of the Board’s performance. The Board’s fiduciary responsibilities remain the same regardless of the length of term or frequency of election. A shorter term does not mean enhanced corporate governance or fulfillment of duties by the Board. For these reasons, the Board believes that Directors elected to three-year terms are not insulated from their responsibilities and are as accountable to stockholders as are Directors who are elected annually.

Protection Against Hostile Takeovers and Unfair and Abusive Tactics. A classified board reduces a fund’s vulnerability to hostile takeover attempts by activist stockholders who may have interests that are not aligned with the best interests of the fund and its other stockholders. Additionally, activist stockholders can use the threat of a proxy fight to pressure boards to take actions that produce short-term gains at the expense of strategies aimed at achieving meaningful long-term value for the fund. In the context of closed-end funds, which are inherently more susceptible than operating companies to the manipulative tactics of well-financed activist hedge funds and other professional dissidents, the protections of a classified board are particularly important. A classified board structure encourages activist stockholders to negotiate at arm’s-length with the Board. Because only approximately one-third of the Fund’s Directors are elected at any annual meeting of stockholders, at least two annual meetings would be required to effect a change in control of the Fund’s Board, giving the Board the time and leverage necessary to engage activist stockholders in good-faith, arm’s-length discussions and to negotiate the best result for the Fund and all stockholders. Absent a classified board, an activist stockholder could unilaterally gain control of the Fund by acquiring or obtaining voting control over a sufficient number of shares of the Fund’s common stock to replace the entire Board with its own nominees at a single annual meeting. Having a classified board does not prevent hostile takeover attempts, but it provides the Board with some protection against abusive tactics and artificial pressures and also provides the Board the time and opportunity to negotiate with activist stockholders and to make reasonable business judgments in the best interests of the Fund and all stockholders.

Closed-End Investment Companies Differ from Operating Companies in Important Ways. Closed-end investment companies and operating companies are very different types of companies since, instead of operating a business, a closed-end investment company invests in securities. Closed-end investment companies are typically externally managed and overseen by a board of directors with a substantial majority of independent directors. Closed-end investment companies are heavily regulated by the Investment Company Act and the SEC’s rules thereunder, and the Investment Company Act vests very significant authority in the closed-end investment company’s independent directors. Operating companies, on the other hand, are internally managed, are not subject to the requirements of the Investment Company Act, and their boards are not subject to the same independence and other requirements, nor do the independent directors of operating companies have the same special powers, as the boards and independent directors of closed-end investment companies. As such, the role of a board of directors of a closed-end investment company is different in material respects from the role of a board of directors of an operating company. A primary role of a board of a closed-end investment company is to approve the fund’s investment advisory arrangements and oversee potential and actual conflicts of interest involving the fund. Operating companies – like the S&P 500 and Fortune 500 companies cited in the Proponent’s supporting statement – do not have investment advisers and are not subject to the same types of conflicts of interests that a board of a closed-end investment company must oversee. General arguments in support of a declassified board structure of an operating company – with an internal and interested management structure – do not readily translate into supporting the declassification of a board of a closed-end investment company.

Good Corporate Governance. The Board believes that a classified board structure is consistent with good corporate governance, which depends primarily upon active and independent Directors who have extensive business experience, and are knowledgeable about critical aspects of the Fund’s operations and skillful in serving as competent and alert overseers of Fund management. The Fund’s current Directors are experienced, qualified and knowledgeable about the Fund and committed to protecting the long-term best interests of the Fund and its stockholders. They have worked over many years to advance the interests of the Fund and its stockholders and to promote stockholder value, including ongoing efforts to reduce Fund expenses (such as by approving a significant reduction in the Fund’s advisory fee schedule in 2018 and a temporary voluntary partial advisory fee waiver for 2022 and 2023) and to otherwise promote the Fund in the market.

Classified Boards are Standard for Closed-End Funds, but Proxy Advisory Services Inappropriately Apply Policies Designed for Operating Companies to Them. The Board notes that classified boards are extremely common in the closed-end fund industry, due to the special considerations discussed above. The Board believes that institutional proxy advisory firm guidelines typically applied to classified board structures of operating companies should not apply to closed-end funds, which are very differently situated as noted above. Such guidelines may be motivated by concerns that a classified board could be used to fend off an attractive takeover offer for an operating company. However, unlike takeover offers for operating companies, which are often made at a substantial premium, takeovers of closed-end funds at a premium are extremely unlikely.

What is the Required Vote and What Would Happen if Proposal 3 is Approved?

Required Vote. Provided a quorum has been established, the affirmative vote of a majority of the votes cast at the Meeting is required to approve Proposal 3. For purposes of Proposal 3, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the votes. Proposal 3 is not a stockholder vote to approve declassifying the Board of Directors, but rather a proposal that the Fund’s stockholders ask the Fund to take action to effect a declassification of the Board of Directors. If Proposal 3 passes at the Meeting, the Directors would continue to exercise their duty to act in the interests of the Fund in investigating further the details and potential benefits and detriments of declassifying the Fund’s Board of Directors but would not be obligated to take steps to declassify the Board.

In order to take the necessary steps to declassify the Board of Directors, the Directors would need to conclude that such a declassification would be in the best interests of the Fund. If the Board of Directors made such a determination, it could, pursuant to its authority, take steps to amend the Fund’s Articles of Incorporation and Bylaws to remove the provisions providing for classification and make any other necessary amendments to provide for the annual election of Directors.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE

AGAINST

PROPOSAL 3.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of May 2, 2024, to the knowledge of management, owned of record or beneficially more than 5% of the outstanding Common Stock of the Fund, other than as set forth below:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Outstanding Common Stock
1607 Capital Partners, LLC(1) 13 S. 13th Street, Suite 400, Richmond, Virginia 23219	1,913,209 shares	28.33%
Allspring Global Investments Holdings, LLC(2) 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203	681,662 shares	10.09%

(1)

This information, including the number of shares owned (but not the percent) is based exclusively on information provided by such entity on Schedule 13G/A filed with respect to the Fund on February 8, 2024.

(2)

This information, including the number of shares owned (but not the percent) is based exclusively on information provided by such entity on Schedule 13G filed with respect to the Fund on January 9, 2024.

INVESTMENT ADVISER AND ADMINISTRATOR

DWS International GmbH serves as the Investment Adviser of the Fund. The principal office of DWS International GmbH is located at Mainzer Landstrabe 11-17, D-60329 Frankfurt am Main, Germany. DIMA serves as the Administrator of the Fund. The corporate office of DIMA is located at 875 Third Avenue, New York, New York 10022. DWS International GmbH and DIMA are each an indirect, wholly-owned subsidiary of DWS Group Gmbh & Co. KGaA (“DWS Group”). DWS Group is a publicly-listed financial services firm that is an indirect, majority-owned subsidiary of Deutsche Bank AG. The DWS brand represents the DWS Group and any of its subsidiaries such as DWS Distributors, Inc., which offers investment products, or DIMA and RREEF America L.L.C. which offer advisory services.

SECTION 16(a) BENEFICIAL OWNERSHIP

REPORTING COMPLIANCE

Based on a review of reports filed by the Fund’s Directors and executive officers, the Investment Adviser, officers and directors of the Investment Adviser, affiliated persons of the Investment Adviser and beneficial holders of 10% or more of the Fund’s outstanding stock, and written representations by the Reporting Persons that no year-end reports were required for such persons, all filings required by Section 16(a) of the Securities and Exchange Act of 1934 for the fiscal year ended December 31, 2023 were timely.

OTHER MATTERS

No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders properly come before the Meeting, including any question as to an adjournment of the Meeting, the persons named in the enclosed

Proxy Card will vote thereon according to their discretion. Abstentions and broker non-votes shall have no effect on the outcome of a vote to adjourn the Meeting.

STOCKHOLDER PROPOSALS

In order for stockholder proposals otherwise satisfying the eligibility requirements of SEC Rule 14a-8 to be considered for inclusion in a Fund’s proxy statement for the 2025 Annual Meeting, the proposals must be received by the relevant Fund, c/o DWS Investment Management Americas, Inc., 100 Summer Street, Suite 800, Boston, MA 02110, Attention: Secretary, on or before January 21, 2025.

In addition, the Fund’s Bylaws currently provide that if a stockholder desires to bring business (including director nominations) before the 2025 Annual Meeting that is or is not the subject of a proposal timely submitted for inclusion in the Fund’s proxy statement, written notice of such business as prescribed in the Bylaws must be delivered to the Fund’s Secretary, c/o DWS Investment Management Americas, Inc., 100 Summer Street, Suite 800, Boston, MA 02110, between December 22, 2024 and January 21, 2025. For additional requirements, the stockholder may refer to the Bylaws for the Fund, a current copy of which may be obtained without charge upon request from the Fund’s Secretary. If the Fund does not receive timely notice pursuant to the Bylaws, the proposal may be excluded from consideration at the meeting, regardless of any earlier notice provided in accordance with SEC Rule 14a-8.

PROXY COSTS AND SOLICITATION OF PROXIES

The cost of preparing, assembling and mailing material in connection with this solicitation will be borne by the Fund. In addition to the use of mails, proxies may be solicited personally by regular employees of the Fund or the Administrator or by telephone, telegraph or Internet. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation materials to their principals to obtain authorization for the execution of Proxy Cards, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection. The Fund has also made arrangements with Georgeson LLC to assist in the solicitation of proxies, if called upon by the Fund, at estimated fees of $11,984, plus reimbursement of normal expenses. If the stockholders record votes by telephone or through the Internet, the proxy solicitor will use procedures designed to authenticate stockholders’ identities, to allow stockholders to authorize the voting of their shares in accordance with their instructions and to allow stockholders to confirm that their instructions have been recorded properly.

If a stockholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or via the Internet, the stockholder may still submit the Proxy Card(s) originally sent with this Proxy Statement or attend the Meeting. Should stockholders require additional information regarding the proxy or replacement Proxy Card(s), they may call Georgeson LLC toll-free at 1-866-529-2041. Any proxy given by a stockholder is revocable until voted at the Meeting.

As the Meeting date approaches, certain stockholders of the Fund may receive a telephone call from a representative of Georgeson LLC if their votes have not yet been received.

One Proxy Statement may be delivered to two or more stockholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of the Proxy Statement, which will be delivered upon written or oral request, or for instructions as to how to request a single copy if multiple copies are received, stockholders should call 800-437-6269 or write to the Fund at 875 Third Avenue, New York, New York 10022.

ANNUAL REPORT DELIVERY

The Fund will furnish, without charge, a copy of its most recent annual report, which is, for the fiscal year ended December 31, 2023, and the most recent semi-annual report, if any, to any stockholder upon request. Such requests should be directed by mail to the Fund, c/o DWS Investment Management Americas, Inc., 875 Third Avenue, New York, New York 10022 or by telephone to 1-800-437-6269. Annual reports are also available on the Fund’s web site: www.dws.com.

John Millette

Secretary

Dated: May 21, 2024

IF YOU HAVE ANY QUESTIONS CONCERNING THIS PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND TO DELIVER A PROXY CARD, PLEASE CONTACT GEORGESON LLC AT 1-866-529-2041.

STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND TO SIGN THE ENCLOSED PROXY CARD AND TO RETURN IT IN THE ENCLOSED ENVELOPE, OR TO FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD FOR VOTING BY TELEPHONE OR THROUGH THE INTERNET.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 27, 2024:

The Notice of Meeting, Proxy Statement and Proxy Card are available at www.proxy-direct.com/dws-33951

ANNEX A

THE EUROPEAN EQUITY FUND, INC.

EXCERPTS OF BY-LAWS

Article II

Section 13. Advance Notice of Stockholder Nominees for Director and Other Stockholder Proposals. (a) Annual Meetings of Stockholders. (1) Nominations of individuals for election to the Board of Directors and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders (i) pursuant to the Corporation’s notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) by any stockholder of the Corporation who was a stockholder of record as of the record date set by the Board of Directors for the purpose of determining stockholders entitled to vote at the annual meeting, at the time of giving of notice by the stockholder as provided for in this Section 13(a) and at the time of the annual meeting, who is entitled to vote at the meeting in the election of each individual so nominated or on any such other business and who has complied with this Section 13(a).

(2) For any nomination or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of paragraph (a)(1) of this Section 13, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and, in the case of any such other business, such other business must otherwise be a proper matter for action by the stockholders. To be timely, a stockholder’s notice shall set forth all information required under this Section 13 and shall be delivered to the Secretary of the Corporation not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement (as defined in Section 13(c)(3) of this Article II) for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, in order for notice by the stockholder to be timely, such notice must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. The public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a stockholder’s notice as described above.

(3) Such stockholder’s notice shall set forth: (i) as to each individual whom the stockholder proposes to nominate for election or reelection as a Director (each, a “Proposed Nominee”), (A) all information relating to the Proposed Nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of the Proposed Nominee as a Director in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act and the rules thereunder; and (B) whether such stockholder believes any such Proposed Nominee is, or is not, an “interested person” of the Corporation, as defined in the Investment Company Act, and information regarding such individual that is sufficient, in the discretion of the Board of Directors or any committee thereof or any authorized officer of the Corporation, to make such determination; (ii) as to any other business that the stockholder proposes to bring before the meeting, a description of such business, the stockholder’s reasons for proposing such business at the meet-

ing and any material interest in such business of such stockholder or any Stockholder Associated Person (as defined below), individually or in the aggregate, including any anticipated benefit to the stockholder or the Stockholder Associated Person therefrom, other than an interest arising from the ownership of Company Securities where such stockholder, Proposed Nominee or Stockholder Associated Person receives no extra or special benefit not shared on a pro rata basis by all other holders of the same class; (iii) as to the stockholder giving the notice, any Proposed Nominee and any Stockholder Associated Person, (A) the class and number of all shares of stock or other securities of the Corporation or any affiliate thereof (collectively, the “Company Securities”), if any, which are owned (beneficially or of record) by such stockholder, Proposed Nominee or Stockholder Associated Person, the date on which each such Company Security was acquired, and any short interest (including any opportunity to profit or share in any benefit from any decrease in the price of such stock or other security) in any Company Securities of any such person; (B) the nominee holder for, and number of, any Company Securities owned beneficially but not of record by such stockholder, Proposed Nominee or Stockholder Associated Person; (C) whether and the extent to which such stockholder, Proposed Nominee or Stockholder Associated Person, directly or indirectly (through brokers, nominees or otherwise), is subject to or during the last twelve months has engaged in any hedging, derivative or other transaction or series of transactions or entered into any other agreement, arrangement or understanding (including any short interest, any borrowing or lending of securities or any proxy or voting agreement), the effect or intent of which is to (I) manage risk or benefit, for such stockholder, Proposed Nominee or Stockholder Associated Person, of changes in the price of Company Securities or (II) increase or decrease the voting power of such stockholder, Proposed Nominee or Stockholder Associated Person in the Corporation or any affiliate thereof disproportionately to such person’s economic interest in the Company Securities; and (D) any substantial interest, direct or indirect (including, without limitation, any existing or prospective commercial, business or contractual relationship with the Corporation), by security holdings or otherwise, of such stockholder, Proposed Nominee or Stockholder Associated Person, in the Corporation or any affiliate thereof, other than an interest arising from the ownership of Company Securities where such stockholder, Proposed Nominee or Stockholder Associated Person receives no extra or special benefit not shared on a pro rata basis by all other holders of the same class; (iv) as to the stockholder giving the notice, any Stockholder Associated Person with an interest or ownership referred to in clauses (ii) or (iii) of this paragraph (3) of this Section 13(a) and any Proposed Nominee, the name and address of such stockholder, as they appear on the Corporation’s stock ledger, and the current name and business address, if different, of each such Stockholder Associated Person and any Proposed Nominee.

(4) Such stockholder’s notice shall, with respect to any Proposed Nominee, be accompanied by a certificate executed by the Proposed Nominee (i) certifying that such Proposed Nominee (a) is not, and will not become a party to, any agreement, arrangement or understanding with any person or entity other than the Corporation in connection with service or action as a Director that has not been disclosed to the Corporation and (b) will serve as a Director of the Corporation if elected; and (ii) attaching a completed Proposed Nominee questionnaire (which questionnaire shall be provided by the Corporation, upon request, to the stockholder in advance of providing the notice and shall, as completed, include all information relating to the Proposed Nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of the Proposed Nominee as a Director in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such solicitation, in each case pur-

suant to Regulation 14A (or any successor provision) under the Exchange Act and the rules thereunder, or would be required pursuant to the rules of any national securities exchange or over-the-counter market on which the Corporation’s securities are listed or traded). Such Proposed Nominee questionnaire shall, as completed, also include a statement specifying which of clauses (1)-(7) of the definition of “Relevant Experience and Country Knowledge” in Article III, Section 3 of the Bylaws the person being nominated satisfies, information relating to such person sufficient to support a determination that the person satisfies the specified clause or clauses of the definition and a representation that the person does not have a “Conflict of Interest” as defined in Article III, Section 3 of the Bylaws.

(5) Notwithstanding anything in this subsection (a) of this Section 13 to the contrary, in the event that the number of Directors to be elected to the Board of Directors is increased, and there is no public announcement of such action at least 130 days prior to the first anniversary of the date of the proxy statement (as defined in Section 13(c)(3) of this Article II) for the preceding year’s annual meeting, a stockholder’s notice required by this Section 13(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary of the Corporation not later than 5:00 p.m., Eastern Time, on the tenth day following the day on which such public announcement is first made by the Corporation.

(6) For purposes of this Section 13, “Stockholder Associated Person” of any stockholder means (i) any person acting in concert with such stockholder, (ii) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such stockholder (other than a stockholder that is a depositary) and (iii) any person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such stockholder or such Stockholder Associated Person.

(b) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of individuals for election to the Board of Directors may be made at a special meeting of stockholders at which Directors are to be elected only (i) by or at the direction of the Board of Directors or (ii) provided that the special meeting has been called in accordance with Section 3 of this Article II for the purpose of electing Directors, by any stockholder of the Corporation who is a stockholder of record as of the record date set by the Board of Directors for the purpose of determining stockholders entitled to vote at the special meeting at the time of giving of notice provided for in this Section 13 and at the time of the special meeting, who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the notice procedures set forth in this Section 13. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more individuals to the Board of Directors, any such stockholder may nominate an individual or individuals (as the case may be) for election as a Director as specified in the Corporation’s notice of meeting, if the stockholder’s notice, containing the information required by paragraphs (a)(3) and (4) of this Section 13 shall be delivered to the Secretary of the Corporation not earlier than the 120th day prior to such special meeting and not later than 5:00 p.m. Eastern Time, on the later of the 90th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. The public announcement of a postponement or adjournment of a special meeting shall not commence a new time period for the giving of a stockholder’s notice as described above.

(c) General. (1) If information submitted pursuant to this Section 13 by any stockholder proposing a nominee for election as a Director or any proposal for other business at a meeting of stockholders shall be inaccurate in any material respect, such information may be deemed not to have been provided in accordance with this Section 13. Any such stockholder shall notify the Corporation of any material inaccuracy or change (within two Business Days of becoming aware of such inaccuracy or change) in any such information. Upon written request by the Secretary of the Corporation or the Board of Directors, any such stockholder shall provide, within five Business Days of delivery of such request (or such other period as may be specified in such request), (A) written verification, satisfactory, in the discretion of the Board of Directors or any authorized officer of the Corporation, to demonstrate the accuracy of any information submitted by the stockholder pursuant to this Section 13, and (B) a written update of any information (including, if requested by the Corporation, written confirmation by such stockholder that it continues to intend to bring such nomination or other business proposal before the meeting) submitted by the stockholder pursuant to this Section 13 as of an earlier date. If a stockholder fails to provide such written verification or written update within such period, the information as to which written verification or a written update was requested may be deemed not to have been provided in accordance with this Section 13.

(2) Only such individuals whose nomination is made in accordance with this Section 13 shall be eligible for nomination and election by stockholders as Directors, and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with this Section 13. The chairman of the meeting shall have the power to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with this Section 13.

(3) For purposes of this Section 13, “the date of the proxy statement” shall have the same meaning as “the date of the company’s proxy statement released to shareholders” as used in Rule 14a-8(e) promulgated under the Exchange Act, as interpreted by the Securities and Exchange Commission or the Staff thereof from time to time. “Public announcement” shall mean disclosure (i) in a press release reported by the Dow Jones News Service, Associated Press, Business Wire, PR Newswire or other widely circulated news or wire service or (ii) in a document publicly filed by the Corporation with the Securities and Exchange Commission and the staff thereof pursuant to the Exchange Act or the Investment Company Act.

(4) Notwithstanding the foregoing provisions of this Section 13, a stockholder shall also comply with all applicable requirements of state law and of the Exchange Act and the Investment Company Act and the rules and regulations thereunder with respect to the matters set forth in this Section 13. Nothing in this Section 13 shall be deemed to affect any right of a stockholder to request inclusion of a proposal in, or the right of the Corporation to omit a proposal from, the Corporation’s proxy statement pursuant to Rule 14a-8 (or any successor provision) under the Exchange Act. Nothing in this Section 13 shall require disclosure of revocable proxies received by the stockholder or Stockholder Associated Person pursuant to a solicitation of proxies after the filing of an effective Schedule 14A by such stockholder or Stockholder Associated Person under Section 14(a) of the Exchange Act.

Article III

Section 3. Qualifications. Directors need not be stockholders. Each Director shall hold office until the earlier of: (a) the expiration of his term and his or her successor shall have been elected and qualifies, (b) his or her death, (c) his or her resignation, or (d) his or her removal. To be eligible for nomination as a Director a person must, at the time of such person’s nomination, (a) have Relevant Experience and Country Knowledge (as defined below), (b) not have any Conflict of Interest (as defined below) and (c) not be over 75 years of age, unless the Nominating and Governance Committee of the Board of Directors determines to except such person from that clause based on its determination that such person’s continued service on the Board of Directors would be in the best interests of the Corporation, giving consideration to, among other things, the person’s leadership role(s) on the Board. Whether a proposed nominee satisfies the foregoing qualifications shall be determined by the Nominating and Governance Committee or, in the absence of such a Committee, by the Board of Directors, each in its sole discretion.

For purposes of the following definitions of Relevant Experience and Country Knowledge and Conflict of Interest, the term “Specified Country” means any country that is in Europe. In addition to the European Union countries (currently Austria, Belgium, Bulgaria, Croatia, Cyprus, Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hungary, Ireland, Italy, Latvia, Lithuania, Luxembourg, Malta, Netherlands, Poland, Portugal, Romania, Slovakia, Slovenia, Spain and Sweden), the term Europe includes the following twenty-two additional countries: Albania, Andorra, Azerbaijan, Belarus, Bosnia and Herzegovina, Georgia, Kazakhstan, Kosovo, Liechtenstein, North Macedonia, Moldova, Monaco, Montenegro, Norway, Russia, San Marino, Serbia, Switzerland, Turkey, the United Kingdom, Ukraine and Vatican City. (The list of countries in Europe includes the following transcontinental countries that are geographically in both Asia and Europe: Azerbaijan, Georgia, Kazakhstan, Russia and Turkey.) Additionally, the term “Specified Country” includes any former member of the European Union and any future country or countries (or other political entity) formed by combination or division of the countries comprising Europe, which shall also be deemed to be included with the term Europe.

“Relevant Experience and Country Knowledge” means experience in business, investment, economic or political matters of a Specified Country or the United States, through service for five of the past 25 years (except where a shorter period is noted) in one or more of the following occupations:

1. senior executive officer or partner of a financial or industrial business headquartered in a Specified Country that has annual revenues of at least the equivalent of US $250 million or total assets of at least the equivalent of US $25 billion,

2. senior executive officer or partner of a financial or industrial business headquartered in the United States that has annual revenues of at least the equivalent of US $250 million and whose management responsibilities include supervision of business operations in a Specified Country,

3. director (or the equivalent) for one of the past 10 years of one or more investment businesses or vehicles (including this Corporation) a principal focus of which is investment in one or more Specified Countries and that have at least the equivalent of US $25 million in combined total assets of their own,

4. senior executive officer, partner or member of the board of directors (or equivalent, such as member of a supervisory board) of an investment management business having at least the equivalent of US $250 million of assets under discretionary management for others, such assets to consist of either: (A) securities of companies in one or more Specified Countries or securities principally traded on one of the 10 largest securities exchanges in Europe (measured by market capitalization); or (B) at least $10 million of securities of companies in one or more Specified Countries or securities principally traded on one of the 10 largest securities exchanges in Europe (measured by market capitalization), and at least $240 million of securities of companies in the United States or securities principally traded in the United States,

5. senior executive officer or partner of a business consulting, accounting or law firm having at least 100 professionals and whose principal responsibility involves or involved providing services involving matters relating to a Specified Country for financial or industrial businesses, investment businesses or vehicles or investment management businesses as described in (1) — (4) above,

6. senior official (including ambassador or minister) (i) in the national government, a government agency or the central bank of a Specified Country or the United States, (ii) in a major supranational agency or organization of which a Specified Country or the United States is a member, or (iii) in a leading international trade organization relating to a Specified Country or the United States, in each case in the area of finance, economics, trade or foreign relations, or

7. current director, senior officer or person holding a comparably senior position (without regard to years of service) of an investment manager or adviser of the Corporation, or of any entity controlling or under common control with an investment manager or adviser of the Corporation (including, for greater certainty, any employee of such investment manager or adviser or entity from time to time serving as the chief executive officer of the Corporation).

For purposes of clauses (1)-(5) of the preceding sentence and clauses (1)-(2) of the next paragraph, the term “financial or industrial business” includes a financial or industrial business unit within a larger enterprise; the term “investment businesses or vehicles” includes an investment business unit or investment vehicle within a larger enterprise; the term “investment management business” includes an investment management business unit within a larger enterprise; and the term “investment vehicle” includes an investment vehicle within a larger enterprise; but in each case only to the extent the unit satisfies the revenue, asset and other requirements specified for the business or vehicle in clauses (1)-(5) of the preceding sentence or clauses (1)-(2) of the next paragraph.

“Conflict of Interest” means the presence of a conflict with the interests of the Corporation or its operations through any of the following:

1. current position (a) as a director, officer, partner or employee of another investment vehicle a significant (i.e., 25% or more of total assets) focus of which is securities of companies in one or more Specified Countries or securities principally traded in markets of one or more Specified Countries and that does not have the same investment adviser as the Corporation or an investment adviser affiliated with an investment adviser of the Corporation, and (b) having direct and regular responsibilities relating to that investment vehicle,

2. current position as (a) a director, officer, partner or employee of the sponsor (or equivalent) of an investment vehicle described in the previous point and (b) having direct and regular responsibilities relating to that investment vehicle, or

3. current position as an official of a governmental agency or self-regulatory body having responsibility for regulating the Corporation or the markets in which it proposes to invest.

THE EUROPEAN EQUITY FUND, INC. PO Box 43131 Providence, RI 02940-3131 EASY VOTING OPTIONS: Please detach at perforation before mailing. THE EUROPEAN EQUITY FUND, INC. PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 27, 2024 The undersigned stockholder of The European Equity Fund, Inc., a Maryland corporation (the “Fund”), hereby appoints John Millette, Caroline Pearson and Hepsen Uzcan, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of the Stockholders of the Fund to be held at 10:30 a.m., New York time, on June 27, 2024 at the offices of DWS Investment Management Americas, Inc., 875 Third Avenue, New York, New York 10022, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting, and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference herein, and revokes any proxy heretofore given with respect to such meeting. Please refer to the Proxy Statement for a discussion of these matters, including instructions related to meeting attendance. This proxy is solicited on behalf of the Board of Directors of the Fund. The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “For” each of the nominees for director, “For” Proposal No. 2, and “Against” Proposal No. 3, as described in the Proxy Statement, and in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 EEA_33951_040424 PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on June 27, 2024. The Proxy Statement and Proxy Card for this Meeting are available at: https://www.proxy-direct.com/dws-33951 IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT MAIL YOUR CARD Please detach at perforation before mailing. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X Proposals THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 and 2 and “AGAINST” Proposal 3. 1. Election of Directors: 01.Ms. Hepsen Uzcan 02.Mr. Christian M. Zügel INSTRUCTIONS: To withhold authority to vote for any individual director nominee(s), mark the “FOR ALL EXCEPT” box and write the name of the nominee(s) on the following line. 2. To ratify the appointment by the Audit Committee and the Board of Directors of Ernst & Young LLP, an independent public accounting firm, as independent auditors for the fiscal year ending December 31, 2024. 3. To approve a stockholder proposal asking the Fund to take steps to declassify the Board of Directors of the Fund. 4. To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the Proxy holder. Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx EEA 33951 xxxxxxxx